Execution Version
EIGHTH AMENDMENT AND WAIVER TO TERM LOAN AND
SECURITY AGREEMENT
This Eighth Amendment and Waiver to Term Loan and Security Agreement (“Agreement”), dated as of September 8, 2025 (the “Effective Date”), is entered into by and between Direct Digital Holdings, LLC, a Texas limited liability company (“Borrower”), Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Colossus, and HM, “Guarantors” and each individually a “Guarantor” and together with the Borrower, collectively, the “Credit Parties”, and each a “Credit Party”), Lafayette Square Loan Servicing, LLC, as agent for the Lenders (“Agent”), and the Lenders party hereto.
RECITALS:
WHEREAS, the Borrower, the Guarantors, Lenders and Agent entered into that certain Term Loan and Security Agreement dated as of December 3, 2021, as amended by the First Amendment to Term Loan and Security Agreement dated as of February 3, 2022, the Second Amendment to Term Loan and Security Agreement dated as of July 28, 2022, the Third Amendment to Term Loan and Security Agreement dated as of January 9, 2023, the Fourth Amendment to Term Loan and Security Agreement dated as of October 3, 2023, the Fifth Amendment to Term Loan and Security Agreement dated as of October 15, 2024 and effective as of June 30, 2024, the Sixth Amendment and Waiver to Term Loan and Security Agreement, dated as of December 27, 2024, and the Seventh Amendment to Term Loan and Security Agreement, dated as of August 8, 2025 (the “Existing Loan Agreement”; the Existing Loan Agreement as may be further amended, supplemented, or otherwise modified from time to time, including by this Agreement, the “Loan Agreement”);
WHEREAS, certain Events of Default have occurred and are continuing under (a) Section 10.1 (Nonpayment) of the Existing Loan Agreement due to the failure of the Credit Parties to pay interest on Advances for the months ending July 31, 2025 and August 31, 2025 and (2) Section 10.01(o) of the ABL Credit Agreement due the Events of Default under the Loan Agreement set forth herein, and (c) the breach of the representation and warranty in Section 5.7(b) (Material Adverse Effect; No Default) of the Existing Loan Agreement as a result of the foregoing (such Events of Default, the “Existing Events of Default”);
WHEREAS, the Credit Parties have requested that Agent and Lenders waive the Existing Events of Default and amend the Existing Loan Agreement as set forth herein;

WHEREAS, the Borrower has requested that the Eighth Amendment Term Loan Lender (as defined below) provide the Eighth Amendment Term Loan (as defined below) with the proceeds of such Eighth Amendment Term Loan to be used on the on Eighth Amendment Date to (i) fund the Eighth Amendment Interest Reserve in an amount equal to $93,000.00, (ii) repay on the Notes (as defined in the ABL Credit Agreement) under the ABL Credit Agreement, and (3) pay the Eighth Amendment Fee (as defined below);

WHEREAS, Agent and Lenders are willing to waive the Existing Events of Default and amend the Existing Loan Agreement and the Eighth Amendment Term Loan Lender has agreed to provide the Eighth Amendment Term Loan, subject to the terms and conditions set forth below;

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NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Agent, and the Lender party hereto hereby agree as follows:
1.Same Terms. The capitalized terms used in this Agreement and not defined herein shall have the same meanings as provided therefor in the Loan Agreement, unless the context hereof otherwise requires or provides.
2.Acknowledgement and Eighth Amendment Term Loan.
(a)The Credit Parties agree that, on the date hereof and immediately prior to the effectiveness of this Agreement, the Credit Parties are indebted to Lenders and Agent under the Existing Loan Agreement in the aggregate principal amount of $9,362,359.84, with respect to the Term Loans (collectively, the “Existing Term Loans”), plus continually accruing interest and all fees, costs, and expenses, including reasonable and documented attorneys’ fees, incurred through the date hereof, required to be paid by the Credit Parties under the Loan Agreement and the Other Documents. The Lender party hereto (the “Eighth Amendment Term Loan Lender”) agrees, on the terms and subject to the conditions set forth herein, to lend to the Borrower on the Effective Date, an amount equal to its Eighth Amendment Term Loan Commitment Percentage of the Eighth Amendment Term Loan Amount (the Term Loans extended thereunder, the “Eighth Amendment Term Loan”). The Eighth Amendment Term Loan shall be deemed to be made in addition to the Existing Term Loans and not in repayment thereof. After giving effect to the extension and incurrence of the Eighth Amendment Term Loan, the Credit Parties hereby acknowledge and agree that the principal amount of the Term Loans outstanding under the Loan Agreement on the Effective Date shall be $13,166,708.25, in the aggregate, and shall be held, as of the Effective Date, by each Lender in the applicable percentages set forth on Schedule 1.2(b) to the Loan Agreement.
3.Fees and Expenses.
(a)In consideration of the agreements set forth herein, the Credit Parties hereby agree to pay to Agent an amendment fee in the amount of $37,500.00 (the “Eighth Amendment Fee”). In addition, the Credit Parties agree to pay or reimburse Agent for all fees owing to Agent and all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the preparation, negotiation and execution of the Seventh Amendment, the Certificate of Designation, and the related documents delivered on the Seventh Amendment Date in an amount equal to $40,850.00 (the “Seventh Amendment Fees and Expenses”). The Eighth Amendment Term Loan shall be funded to the Borrower net of the Eighth Amendment Fee and the Seventh Amendment Fees and Expenses. The Eighth Amendment Fee and the Seventh Amendment Fees and Expenses shall be non-refundable when paid and shall be fully earned as of and due and payable on the Effective Date.
(b)The Credit Parties hereby acknowledge and agree that the following interest, fees, costs and expenses are fully earned as of the Effective Date and shall be due and payable on the earliest of (a) the date that the outstanding principal balance of the Term Loans have been paid in full, (b) the date of acceleration of all or any portion of the Term Loans pursuant to the terms of this Agreement, including without limitation, acceleration as a result of an Event of Default under to Section 10.7 or 10.8, and (c) September 30, 2025:
(i)Seventh Amendment Fee (as defined in the Seventh Amendment) in an amount equal to $85,906.00;
(ii)Seventh Amendment Closing Fee (as defined in the Seventh Amendment) in an amount equal to $1,000,000.00;
(iii)all fees owing to Agent and all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with

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the preparation, negotiation and execution of this Agreement and related documents in an amount equal to $15,000.00; and
(iv)Interest on Advances for the months ending July 31, 2025 and August 31, 2025 in an aggregate amount equal to $616,794.69.
(v)The failure of the Credit Parties to comply with this Section 3(b) shall constitute an immediate Event of Default under the Loan Agreement.
4.Amendments to Existing Loan Agreement. The Borrower, each Guarantor, Agent, and Lenders hereby agree that, upon the satisfaction or waiver of the conditions to effectiveness set forth in Section 8, (a) the Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text and double-underlined text) as set forth in the Loan Agreement attached as Annex A hereto and (b) Schedule 1.2(b) to the Existing Loan Agreement is hereby amended and restated with Schedule 1.2(b) attached to this Agreement.
5.Ratification. Except as expressly provided herein, each Credit Party hereby (a) ratifies the Obligations and each of the Loan Agreement and the Other Documents to which it is a party, and agrees and acknowledges that the Loan Agreement and each of the Other Documents to which it is a party shall continue in full force and effect after giving effect to this Agreement; (b) ratifies and confirms that the security instruments executed by each Credit Party, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Loan Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Agent for its benefit and for the ratable benefit of each Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (after giving effect to this Agreement). Except as expressly provided herein, nothing in this Agreement extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Agent or Lenders created by or contained in any of such documents nor is any Credit Party released from any covenant, warranty or obligation created by or contained therein.
6.Representations and Warranties. Each Credit Party hereby represents and warrants to Agent that; (a) this Agreement has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Body is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each Credit Party of this Agreement; (c) the Loan Agreement and the Other Documents, as amended by this Agreement, are valid and binding upon each Credit Party and are enforceable against each such Credit Party, in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Credit Party of this Agreement does not require the consent of any other Person, except for any consent that has been duly obtained, and do not and will not constitute a violation of any laws, agreements, or understandings to which each such Credit Party is a party or by which each such Credit Party is bound; (e) after giving effect to this Agreement, all representations and warranties in the Loan Agreement and the Other Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respect as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (f) after giving effect to this Agreement, no Default or Event of Default exists.
7.Release. In consideration of Agent and Lenders’ agreements herein, each Credit Party hereby (a) releases, acquits and forever discharges Agent, each Lender and each of their respective agents, employees, officers, directors, partners, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, that such Credit Party may have or claim to have

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now against any Released Party or which might arise out of or be connected with any act of commission or omission of any Released Party existing or occurring on or prior to the date of this Agreement, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Advances, the Loan Agreement or the Other Documents (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the loan transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this release and the effectiveness of this Agreement (the “Released Claims”) and (b) agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims.
8.Conditions to Effectiveness. The transactions contemplated by this Agreement shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Agent:
(a)Agreement; Disbursement Agreement. Agent receives a fully executed copy of this Agreement and the Disbursement Authorization and Notice of Borrowing with respect to the application of the proceeds of the Eighth Amendment Term Loan.
(b)ABL Payoff Letter. A payoff letter from the ABL Lender (as defined in the Existing Loan Agreement), in form and substance satisfactory to Agent, together with such Uniform Commercial Code termination statements (or written authorization that permits the Borrowers or Agent (if delegated by the Borrowers) to file such Uniform Commercial Code termination statements), notices of termination of ABL Lender’s security interest in all accounts subject to Control Agreements between ABL Lender, Agent, East West Bank, and the applicable Credit Parties which assign certain rights under such Control Agreements to Agent, and other instruments, documents and/or agreements necessary or appropriate to terminate any Liens in favor of ABL Lender securing the prior indebtedness which is to be indefeasibly paid in full on or prior to the Effective Date, as Agent may request, duly executed and in recordable form, if applicable, and otherwise in form and substance satisfactory to Agent.
(c)Fees and Expenses. Agent receives all fees payable to Agent and Lenders on or prior to the Effective Date, including under Section 3 hereof;
(d)Representations and Warranties. All representations and warranties set forth in this Agreement are true and correct in all material respects as set forth in Section 6 above; and
(e)Certificates of each Credit Party. Agent receives certificate from the Secretary or Assistant Secretary of each Credit Party, in form and substance reasonably satisfactory to Agent: (i) attesting to the resolutions of such Credit Party’s Board of Directors or similar governing body authorizing its execution, delivery, and performance of this Agreement and the transactions contemplated hereby, and such other items and documents as Agent shall reasonably request, (ii) authorizing specific officers of such Credit Party to execute the same and (iii) attesting to the incumbency and signatures of such specific officers of such Credit Party.
9.Waiver. Subject to the terms and conditions set forth herein, Agent and the Lender party hereto hereby waive (i) the Existing Events of Default, (ii) the payment of interest at the Default Rate in connection with the Existing Events of Default, and (iii) any increase in the Applicable Margin in connection with the Existing Events of Default. The waiver pursuant to this Section 4 is limited to its express terms. The execution, delivery and effectiveness of the waiver set forth herein shall not operate as a waiver of any other right, power or remedy of the parties to the Loan Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. The execution, delivery and effectiveness of this waiver shall not imply in any manner that a similar waiver would be agreed to by Agent with respect to any future Default, Event of Default, breach or default under the Loan Agreement, and Agent expressly reserves the right to exercise all of its rights, powers, privileges and remedies authorized or permitted under the Loan Agreement or any Other Document, or available at law, equity or otherwise, in connection with any such future Default, Event of Default, breach or default. No consent described herein shall be construed as

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establishing a course of conduct on the part of Agent and Lenders upon which the Credit Parties may rely at any time in the future. Each Credit Party expressly waives any right to assert any claim to such effect at any time.
10.Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.
11.References to the Loan Agreement. Upon the effectiveness of this Agreement, (a) each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein, and (b) each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein.
12.Effect. The Agreement is one of the Other Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Loan Agreement, or (b) to prejudice any right or rights which Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any of the other documents referred to herein or therein.
13.ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.
14.Governing Law. This Agreement, and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the Effective Date.
BORROWER:
DIRECT DIGITAL HOLDINGS, LLC

By:
Name: Keith Smith
Title: President
GUARANTORS:
DIRECT DIGITAL HOLDINGS, INC.

By:
Name: Keith Smith
Title: President
COLOSSUS MEDIA, LLC

By:
Name: Keith Smith
Title: President
HUDDLED MASSES LLC

By:
Name: Keith Smith
Title: President
ORANGE142, LLC

By:
Name: Keith Smith
Title: President

Signature Page to
Eighth Amendment and Waiver to Term Loan and Security Agreement

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AGENT:

LAFAYETTE SQUARE LOAN SERVICING, LLC
By:
Name: Philip Daniele
Title: Chief Risk Officer

Signature Page to
Eighth Amendment and Waiver to Term Loan and Security Agreement

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LENDER: LAFAYETTE SQUARE USA, INC., as a Lender By: Name: Philip Daniele Title: Chief Risk Officer

Signature Page to
Eight Amendment and Waiver to Term Loan and Security Agreement

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ANNEX A
[SEE ATTACHED]

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Schedule 1.2(b)
Term Loan Commitment Percentage and Delayed Draw Term Loan Commitment Percentage

Lender	Term Loan Commitment Percentage	Sixth Amendment Term Loan Commitment Percentage	Eighth Amendment Term Loan Commitment Percentage	Delayed Draw Term Loan Commitment Percentage
LAFAYETTE SQUARE USA, INC.	100%	100%	100%	100%
TOTAL	100%	100%	100%	100%

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